October 30, 1998



Dear Shareholder:

      The Zweig Fund's net asset value decreased 12.3% during the three months ended September 30, 1998, including the $0.31 distribution paid on July 27, 1998. During the same period, the Standard & Poor's 500 Index declined 9.9%, including dividends. For comparison purposes, the average diversified U.S. stock fund delivered a negative 15.02% return for the third quarter, according to Lipper Analytical Services. Maintaining our risk-averse policy, our Fund's equity exposure during the third quarter averaged approximately 79%.

      For the nine months ended September 30, 1998, the Fund's net asset value decreased 6.1%, including $0.95 in distributions. During this span the Standard & Poor's 500 Index increased 6.0%. Our average exposure for this period was approximately 82%.

      In assessing our performance, I would like to point out that the S&P's 500 Index was very misleading for comparison purposes. Rather than measuring what the real market was doing, it only reflected the gains in a handful of stocks.

      For the first three quarters of this year, the five largest stocks -- weighted for capitalization -- in the S&P 500 Index were up 16.5%. The rest of the list -- the other unweighted 495 stocks -- showed an average decline of 7.2%. During that same period the Russell 2000 Index of small cap stocks had a 27% negative return.

      Since we are a conservative fund, we were heavily loaded with utility stocks, a group which held up better than the market and actually set new highs in September. Maintaining our defensive posture, we also held bonds and cash. However we still got hurt with some stocks, particularly financials.

      While we have held a few growth stocks, including Dell, Microsoft, and Intel for some time, the bulk of our portfolio consists of value stocks, a group which has greatly underperformed the market in the past few years. Our policy in general is not to buy stocks that we consider to have outrageous price/earnings ratios. As a consequence, our p/e ratios are among the lowest in the entire mutual fund industry. Our aim is to achieve reasonable returns at a good price. While there are periods when our method does not work, we are sticking to a strategy that has beaten the market in the long run. Meanwhile, our defensive stance has enabled us to do better than the average mutual fund in the third quarter.
                             DISTRIBUTION DECLARED
      On September 21, 1998, the Fund announced a distribution of $0.27 payable on October 26, 1998 to shareholders of record on October 9, 1998. Including this distribution, our total payout since the Fund's inception is now $13.47.
                                 MARKET OUTLOOK
      The big market news recently was the second Fed cut of one-quarter percent. I believe the Fed was prompted to loosen by the damage done to the banking system by loans to leveraged positions in bonds and foreign debts. The Russian default didn't help although the U.S. bank exposure there was small. Responding to signs that banks were less willing to lend, the Fed wanted to supply liquidity to the system and preempt a recession. In the days since the Fed's action, the markets have certainly stabilized. Hopefully, that will help the economy as well.

      I believe the Fed will continue to be responsive to any economic downturn. They waited for so long to loosen because the economy was acting well and some Fed members feared inflation. Declining industrial production in September and steady consumer prices helped ease some inflationary concerns. If we see further weakness in production, retail sales, or other economic indicators, the Fed will have more room to loosen. I think the Fed wants to retain some fire power for when they need it.

      The rate cuts are clearly driving down the dollar's value, especially against the Japanese currency. At this point I think that is more of a positive than a negative. First, a strengthened yen against the dollar has taken a lot of pressure off China. If China were to devalue, it could cause economic chaos. Secondly, it takes pressure off Brazil, the next line of battle. If Brazil devalued, other South American and Latin American countries would probably follow suit. That would be very bad news economically.

      Domestically, the effect of the weaker dollar is mixed. Multinational companies might actually benefit from their earnings abroad. Exporters will gain a bit but importers will not fare as well. Overall, a weaker dollar is more desirable provided, of course, that it does not collapse.

      Some market observers have compared our recent market crash to that of 1987 but, aside from the fact that both were crashes, I do not see any resemblance. Back then, higher interest rates and inflation were problems but that is not the case now. The biggest factor in the 1987 crash was a combination of program trading and portfolio insurance. It was more or less a technical market mechanism that turned what might have been an intermediate correction of say 15% into a crash.

      The recent crash was based on real economic factors -- fears of deflation, competitive devaluations of currencies, and the Russian default. That caused three or four days of panic selling in markets around the world. As in 1987, the Fed came to the rescue. The jury is still out on how the economy will respond.

      I don't see equity mutual funds affected by the credit crunch that hit some hedge funds. Mutual funds do not borrow except in small amounts to meet redemptions and they are not generally leveraged. Although the cash position at mutual funds has picked up in the last couple of months, it is still low by historical standards. I would feel more comfortable if their cash position, which is now 5.6%, would rise to the 8% or 9% range. More cash at mutual funds would mean additional power on the sidelines to buy stocks, providing the market with more of a cushion.

      I haven't considered the market cheap for several years. The S&P 500 is currently at about 23 times earnings, down from its peak of 28 but still high historically. However valuations as a whole are very poor predictors of near-term price movements. If interest rates and inflation stay low and the economy manages to muddle through, it is possible stocks could go higher -- but I would feel better if price/earnings ratios were lower.

      The wide swings in stock averages on a daily basis do not bother me. No one really likes volatility. It makes people uncomfortable. However my studies have shown that periods of high volatility generally lead to better than average returns. That's because volatility tends to go higher late in bear markets or at the beginnings of bull markets. It doesn't always work but, more often than not, high volatility is a positive.

      Also positive are the gloom and doom covers on mass-market magazines. We did a research study several years ago and checked all Time and Newsweek covers to see if bullish or bearish covers made a difference in the market's subsequent performance. We found that when covers were bearish, the markets generally went up after a time lag of about one month. Bullish covers did not make much of a difference. Both magazines have run bearish covers recently. The last time that happened previously was in early April of 1994, a period that was essentially close to the 1994 bottom.

      Summing up, there are many market positives. We have had a crash with a selling climax -- a large one-day reversal on record volume -- which tends to be a plus. We have also seen much better tape action over the past few weeks. The previously mentioned Fed cuts have given the markets breathing room.

      On the negative side, the world is not particularly stable. The Japanese economy is still dormant and the Russians are in deep trouble. Also, the market is not cheap. However, favorable monetary indicators combined with virtually no inflation make the odds positive for the next three to six months.

      Counting stocks and bonds, we are currently about 91% invested, a bullish position for us. We raised our exposure judiciously after the early October crash. The Fed moves made me more comfortable and we increased our exposure further. We are in a bullish mode and, if conditions warrant, I am prepared to go even higher. Should fundamentals deteriorate, we will of course reduce our exposure in keeping with the dictates of our research models. As always, our approach will be pragmatic and disciplined.
                             PORTFOLIO COMPOSITION
      In accordance with a policy instituted at the beginning of 1995, the majority of our stocks are acquired or sold on the basis of a proprietary computer-driven model that is weighted toward a value approach with secondary emphasis on growth. Various criteria are used to evaluate and rank the most liquid stocks with the highest dividend yields.

      Our leading industry categories at the close of the third quarter included utilities, financial services, oil and oil services, technology, telecommunications, and manufacturing. With the exception of telecommunications, which edged out transportation, all of the above were in our top groupings previously.

      The quarter did see a reduction in our exposure to financial services and manufacturing, where we trimmed our holdings. However such groups as utilities, technology, oil and oil services, and telecommunications, which tend to be defensive in nature, increased in value or remained steady despite the difficult quarter. Surprisingly, technology held up especially well.

      Our largest individual holdings include Dell, Energy East, Ford, Reynolds Metals, GPU, Microsoft, PECO Energy, AT&T, Edison International, and Unicom.

      With the exception of AT&T and Unicom -- both new positions -- all of the above were previously held. We added to our positions in Reynolds Metals and GPU while our holdings in PECO Energy and Microsoft increased as a result of appreciation.

      During the quarter we cut back our holdings in Bear Stearns, Dayton Hudson, Sun, Paine Webber, and NationsBank (now BankAmerica) but all remain in our portfolio.


                               Sincerely,


                               /s/ Martin E. Zweig

                               Martin E. Zweig, Ph.D.
                               Chairman

                             THE ZWEIG FUND, INC.
                            STATEMENT OF NET ASSETS
                              September 30, 1998
                                  (Unaudited)



                                                      Number of
                                                       Shares         Value
                                                     ----------   -------------
COMMON STOCKS                               69.18%
AEROSPACE & DEFENSE                          0.43%
   B.F. Goodrich & Co. ...........................     85,600     $2,798,050
                                                                  ----------
APPAREL MANUFACTURER                         0.46%
   VF Corp. ......................................     60,500      2,246,062
   Warnaco Group, Inc. ...........................     32,300        746,938
                                                                  ----------
                                                                   2,993,000
                                                                  ----------
AUTOMOTIVE                                   2.38%
   Chrysler Corp. ................................    140,100      6,707,288
   Ford Motor Co. ................................    187,000      8,777,312
                                                                  ----------
                                                                  15,484,600
                                                                  ----------
CHEMICALS                                    0.40%
   Millennium Chemicals, Inc. ....................     97,700      1,819,663
   Wellman, Inc. .................................     58,600        747,150
                                                                  ----------
                                                                   2,566,813
                                                                  ----------
CONSUMER DURABLES                            1.41%
   Cooper Tire & Rubber Co. ......................    157,800      2,840,400
   Whirlpool Corp. ...............................     58,600      6,312,100
                                                                  ----------
                                                                   9,152,500
                                                                  ----------
CONSUMER PRODUCTS                            0.57%
   Fortune Brands, Inc. ..........................    125,300      3,712,013
                                                                  ----------
CONTAINERS & PACKAGING                       0.09%
   Sea Containers Ltd., Class A ..................     25,200        606,375
                                                                  ----------
ELECTRONICS                                  1.33%
   Avnet, Inc. ...................................     79,700      2,933,957
   General Motors Corp., Class H .................    154,100      5,672,806
                                                                  ----------
                                                                   8,606,763
                                                                  ----------
ENGINEERING & CONSTRUCTION                   0.71%
   Fluor Corp. ...................................    112,500      4,619,531
                                                                  ----------
FINANCIALS                                  10.65%
   A.G. Edwards & Sons, Inc. .....................    105,600      3,201,000
   Allstate Corp. ................................    147,600      6,153,075
   Astoria Financial Corp. .......................     63,600      2,679,150
   Bear Stearns & Co., Inc. ......................    130,161      4,033,043
   Charter One Financial, Inc. ...................     80,503      2,002,512
   Conseco Inc. ..................................    139,700      4,269,581
   Countrywide Credit Industries, Inc. ...........     89,800      3,737,925
   GATX Corp. ....................................     82,600      2,730,963
   Hartford Financial Services Group, Inc. .......     49,300      2,338,669
   J.P. Morgan & Co., Inc. .......................     29,000      2,454,125
   Loews Corp. ...................................     46,800      3,948,750
   Metris Companies, Inc. ........................     19,549        911,472
   Morgan Stanley, Dean Witter & Co. .............     58,600      2,523,463
   NationsBank Corp. .............................     95,600      5,114,600
   Old Republic International Corp. ..............    149,250      3,358,125

                                                             Number of
                                                              Shares         Value
                                                            ----------   -------------
FINANCIALS -- (Continued)
   Orion Capital Corp. ..................................     58,000     $2,069,875
   PaineWebber Group, Inc. ..............................    186,700      5,601,000
   PIMCO Advisors L.P. ..................................     35,200      1,034,000
   Provident Companies, Inc. ............................     86,200      2,909,250
   Quinenco S.A., ADR ...................................     61,500        426,656
   Reliance Group Holdings, Inc. ........................     72,100      1,013,906
   Reliastar Financial Corp. ............................     67,200      2,620,800
   Ryder Systems, Inc. ..................................    125,000      3,109,375
   Selective Insurance Group, Inc. ......................     48,000        918,000
                                                                         ----------
                                                                         69,159,315
                                                                         ----------
FOOD & BEVERAGE                                     0.74%
   Adolph Coors Co., Class B ............................    104,200      4,786,688
                                                                         ----------
HOME BUILDERS & MATERIALS                           0.87%
   Fleetwood Enterrprises, Inc. .........................     53,700      1,621,068
   Kaufman & Broad Home Corp. ...........................     98,600      2,310,938
   Lafarge Corp. ........................................     60,400      1,725,175
                                                                         ----------
                                                                          5,657,181
                                                                         ----------
INDUSTRIAL SERVICES                                 0.33%
   Ogden Corp. ..........................................     75,800      2,155,563
                                                                         ----------
INVESTMENT COMPANIES                                2.45%
   Blackrock 2001 Term Trust, Inc. ......................     52,600        473,400
   Blackrock Strategic Term Trust, Inc. .................     52,600        483,262
   Central European Equity Fund, Inc. ...................     46,400        510,400
   Emerging Markets Infrastructure Fund, Inc. ...........     76,800        676,800
   Emerging Markets Telecommunications Fund, Inc. .......    199,600      1,235,025
   France Growth Fund, Inc. .............................     64,500        757,875
   Gabelli Equity Trust, Inc. ...........................    106,000      1,099,750
   Gabelli Global Multimedia Trust Fund, Inc. ...........     99,700        866,144
   Italy Fund, Inc. .....................................     29,700        341,550
   Mexico Fund, Inc. ....................................    173,900      1,695,525
   Morgan Stanley Emerging Markets Fund, Inc. ...........    121,900        838,063
   Morgan Stanley India Investment Fund, Inc. ...........     70,600        472,138
   Portgugal Fund, Inc. .................................     56,300        950,062
   Royce Value Trust, Inc. ..............................    144,155      1,855,995
   Scudder New Europe Fund, Inc. ........................    133,400      2,184,425
   Swiss Helvetia Fund, Inc. ............................     53,600      1,467,300
                                                                         ----------
                                                                         15,907,714
                                                                         ----------
LEISURE                                             0.42%
   Brunswick Corp. ......................................     79,500      1,028,531
   Fleetwood Enterprises, Inc. ..........................     64,700      1,718,594
                                                                         ----------
                                                                          2,747,125
                                                                         ----------
MANUFACTURING                                       4.13%
   Aeroquip-Vickers, Inc. ...............................     57,300      1,647,375
   Borg-Warner Automotive, Inc. .........................     82,600      3,061,362
   Cincinnati Milacron, Inc. ............................     71,400      1,102,238
   Cummins Engine Company, Inc. .........................    110,400      3,284,400
   Dexter Corp. .........................................     36,700        899,150
   Herman Miller, Inc. ..................................    155,200      3,065,200
   Johnson Controls, Inc. ...............................     55,800      2,594,700
   Kennametal, Inc. .....................................     67,100      1,807,506

                                                  Number of
                                                    Shares           Value
                                               ---------------   -------------
MANUFACTURING -- (Continued)
   PACCAR, Inc. ............................        67,800       $2,792,512
   Timken Co. ..............................       166,000        2,510,750
   Trinity Industries, Inc. ................       125,800        4,080,638
                                                                 ----------
                                                                 26,845,831
                                                                 ----------
METALS & MINING                        3.16%
   AK Steel Holdings Corp. .................       167,000        2,745,063
   Alcan Aluminum Ltd. .....................       135,300        3,171,094
   British Steel Plc, ADR ..................       126,400        2,298,900
   Reynolds Metals Co. .....................       158,200        8,038,537
   USX-U.S. Steel Group ....................       179,300        4,280,787
                                                                 ----------
                                                                 20,534,381
                                                                 ----------
OIL & OIL SERVICES                     6.88%
   Ashland, Inc. ...........................       122,300        5,656,375
   Elf Aquitaine S.A., ADR .................        68,900        4,284,719
   Equitable Resources, Inc. ...............        44,300        1,126,881
   Helmerich & Payne, Inc. .................        73,200        1,537,200
   Murphy Oil Corp. ........................        46,100        1,786,375
   Occidental Petroleum Corp. ..............        90,400        1,943,600
   Pennzoil Co. ............................       124,600        4,368,788
   Sun Company, Inc. .......................       158,100        5,059,200
   Tidewater, Inc. .........................       121,300        2,516,975
   Transocean Offshore, Inc. ...............        87,200        3,024,750
   USX-Marathon Group ......................       190,200        6,740,212
   YPF Sociedad Anonima, ADR ...............       255,900        6,653,400
                                                                 ----------
                                                                 44,698,475
                                                                 ----------
PAPER & FOREST PRODUCTS                1.29%
   Bowater, Inc. ...........................       155,500        5,539,688
   Mead Corp. ..............................        96,800        2,849,550
                                                                 ----------
                                                                  8,389,238
                                                                 ----------
REAL ESTATE INVESTMENT TRUSTS          1.17%
   Camden Property Trust ...................        46,000        1,285,125
   Crescent Real Estate Equities Co. .......       108,200        2,732,050
   Felcor Suite Hotels Inc. ................        64,700        1,573,019
   New Plan Excel Realty Trust, Inc. .......        38,040          886,807
   Reckson Associates Realty Co. ...........        47,600        1,118,600
                                                                 ----------
                                                                  7,595,601
                                                                 ----------
RESTAURANTS                            0.51%
   Bob Evans Farms, Inc. ...................        49,500          986,906
   Wendy's International, Inc. .............       104,500        2,318,594
                                                                 ----------
                                                                  3,305,500
                                                                 ----------
RETAIL TRADE & SERVICES                2.23%
   Dayton Hudson Corp. .....................       110,800        3,961,100
   Fingerhut Co., Inc. .....................        61,400          675,400
   Pier 1 Imports, Inc. ....................        64,600          484,500
   Ross Stores, Inc. .......................        74,600        2,135,425
   Saks, Inc. ..............................        71,100        1,595,306
   Supervalu, Inc. .........................       242,700        5,657,944
                                                                 ----------
                                                                 14,509,675
                                                                 ----------
TECHNOLOGY                             5.39%
   Applied Materials Inc. ..................        56,600(a)     1,429,150

                                                           Number of
                                                            Shares             Value
                                                       ----------------   --------------
TECHNOLOGY -- (Continued)
   Compaq Computer Corp. ...........................        131,126       $ 4,146,860
   Dell Computer Corp. .............................        235,700(a)     15,497,275
   Harris Corp. ....................................         64,000         2,048,000
   Intel Corp. .....................................         45,600         3,910,200
   Microsoft Corp. .................................         72,400(a)      7,968,525
                                                                          -----------
                                                                           35,000,010
                                                                          -----------
TELECOMMUNICATONS                              4.73%
   AT&T Corp. ......................................        129,300         7,555,969
   BCE, Inc. .......................................         64,700         1,807,556
   MCI Worldcom, Inc. ..............................         64,500         3,152,438
   Telebras Holders, S.A., ADR .....................         73,600         5,184,200
   Telefonica de Argentina S.A., ADR ...............        148,200         4,362,638
   Telefonica de Espana S.A., ADR ..................         47,436         5,120,122
   Telefonos de Mexico S.A., ADR ...................         79,400         3,513,450
                                                                          -----------
                                                                           30,696,373
                                                                          -----------
TEXTILES                                       0.55%
   Interface, Inc. .................................         73,600           883,200
   Shaw Industries, Inc. ...........................        163,600         2,658,500
                                                                          -----------
                                                                            3,541,700
                                                                          -----------
TOBACCO                                        0.18%
   Universal Corp. .................................         32,300         1,154,725
                                                                          -----------
TRANSPORTATION                                 2.83%
   Airborne Freight Corp. ..........................         32,300           559,194
   Burlington Northern Santa Fe Corp. ..............        197,700         6,326,400
   Canadian Pacific Ltd. ...........................         97,400         2,014,962
   CNF Transportation, Inc. ........................        146,200         4,258,075
   FDX Corp. .......................................         62,640         2,826,630
   USFreightways Corp. .............................        118,900         2,363,138
                                                                          -----------
                                                                           18,348,399
                                                                          -----------
UTILITIES -- ELECTRIC & NATURAL GAS           12.89%
   Central & Southwest Corp. .......................         96,800         2,764,850
   CMS Energy Corp. ................................         91,100         3,968,544
   Columbia Gas System, Inc. .......................         45,100         2,643,987
   Consolidated Edison Co. of New York, Inc. .......         75,100         3,914,587
   DTE Energy Co. ..................................         99,100         4,478,081
   Edison International, Inc. ......................        276,100         7,092,319
   Energy East Corp. ...............................        185,000         9,435,000
   FPL Group, Inc. .................................         70,900         4,940,844
   GPU, Inc. .......................................        187,700         7,977,250
   PECO Energy Co. .................................        217,600         7,956,000
   PG&E Corp. ......................................        218,300         6,971,956
   Pinnacle West Capital Corp. .....................        131,800         5,906,287
   Public Service Co. of New Mexico ................        101,600         2,254,250
   Sierra Pacific Resources ........................         59,800         2,320,987
   Texas Utilities Co. .............................         12,300           572,719
   Unicom Corp. ....................................        187,300         7,000,337
   UtiliCorp United, Inc. ..........................         88,100         3,468,938
                                                                          -----------
                                                                           83,666,936
                                                                          -----------
     Total Common Stocks ...........................                      449,240,077
                                                                          -----------

                                                                   Principal
                                                                     Amount            Value
                                                              ------------------   --------------
UNITED STATES GOVERNMENT OBLIGATIONS                  7.48%
   United States Treasury Bonds, 10.750%, 5/15/2003 .......     $   4,000,000      $ 5,048,752
   United States Treasury Bonds, 7.50%, 11/15/2024 ........         1,200,000        1,594,501
   United States Treasury Bonds, 6.375%, 8/15/2027 ........           300,000          354,281
   United States Treasury Notes, 6.875%, 5/15/2006 ........         7,500,000        8,671,883
   United States Treasury Notes, 6.50%, 10/15/2006 ........         8,100,000(b)     9,203,633
   United States Treasury Notes, 6.625%, 5/15/2007 ........        15,500,000(c)    17,863,766
   United States Treasury Notes, 6.125%, 8/15/2007 ........         5,200,000        5,824,005
                                                                                   -----------
     Total United States Government Obligations ..............................      48,560,821
                                                                                   -----------
SHORT-TERM INVESTMENTS                               22.40%
   Avery Dennison Corp., 5.75%, 10/1/1998 .................        22,500,000       22,500,000
   BP America Inc., 5.75%, 10/1/1998 ......................        30,000,000       30,000,000
   E.I. du Pont de Nemours & Co., 5.52%, 10/7/98 ..........        23,000,000       22,978,817
   General Electric Capital Corp., 5.51%, 10/5/1998 .......        25,000,000       24,984,673
   General Motors Acceptance Corp., 5.52% , 10/2/98 .......        25,000,000       24,996,161
   Merrill Lynch & Co., Inc., 5.57%, 10/8/1998 ............        20,000,000       19,978,312
                                                                                   -----------
     Total Short-Term Investments ............................................     145,437,963
                                                                                   -----------


                                                                         Number of
                                                                         Contracts
                                                                       -------------
 NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS
   Standard and Poor's December 1998 Long futures ................              30(d)       (129,282)
                                                                                            --------
      Total Investments ..........................................         99.04%        643,109,577
      Cash and Other Assets Less Liabilities .....................          0.96%          6,243,062
                                                                          --------       -----------
      Net Assets (Equivalent to $10.87 per share based on 59,715,233
       shares of capital stock outstanding) ......................        100.00%       $649,352,639
                                                                          ========      ============

                                                                        Number of
                                                                          Shares
                                                                        -----------
 SECURITY SOLD SHORT
   W.E.B.S. Index Fund, Inc. - Mexico Series
     (Proceeds $985,054)..........................................        71,600        $    648,875
                                                                                        ============

----------
(a) Non-income producing security.

(b) Used as collateral on short sales.

(c) Used as collateral on futures.

(d) The market value of the short futures was $7,737,750 (representing 1.19% of the Fund's net assets) with a cost of $7,867,032.

                              THE ZWEIG FUND, INC.
                              FINANCIAL HIGHLIGHTS
                               September 30, 1998
                                  (Unaudited)



                                                                                             Net Asset Value
                                                             Total Net Assets                   per share
                                                    ----------------------------------   ------------------------
Beginning of period: December 31, 1997 ..........                      $666,365,791                    $  12.63
 Net investment income ..........................    $  10,352,469                        $  0.19
 Net realized and unrealized losses on
   investments ..................................      (56,990,159)                         (0.84)
 Dividends from net investment income and
   distributions from net long-term and
   short-term capital gains .....................      (52,420,645)                         (0.95)
 Net asset value of shares issued to
   shareholders for reinvestment of dividends
   and distributions ............................       10,898,714                           0.00
 Net proceeds from the sale of shares during
   rights offering/effect on net asset value as a
   result of rights offering* ...................       71,146,469                          (0.16)
                                                     -------------                        -------
   Net increase in net assets/(decrease) in net
    asset value .................................                       (17,013,152)                     ( 1.76)
                                                                       ------------                    --------
End of period: September 30, 1998 ...............                      $649,352,639                    $  10.87
                                                                       ============                    ========

* Shares were sold at a 5% discount from the average market price.

                                KEY INFORMATION

1-800-272-2700               Zweig Shareholder
                             Relations:
                             For general information
                             and literature
(212) 644-2188               The Zweig
                             Fund Hot Line:
                             For updates on net asset
                             value, share price, major
                             industry groups and other
                             key information

                               REINVESTMENT PLAN


    Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.



                      ----------------------------------
      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount of 10% or more from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Director, Vice President and Treasurer

Stuart B. Panish
Vice President & Secretary

Christopher M. Capano
Assistant Vice President

Charles H. Brunie
Director

Annemarie Gilly
Director

Eugene J. Glaser
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Robert E. Smith
Director

Investment Adviser
Zweig Advisors Inc.
900 Third Avenue
New York, New York 10022

Fund Administrator
Zweig/Glaser Advisers
900 Third Avenue
New York, New York 10022

Custodian
The Bank of New York
One Wall Street
New York, New York 10286

Transfer Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, New York 10022
--------------------------------------------------------------------------------
      This report is transmitted to the shareholders of The Zweig Fund, Inc.
for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

ZF983                                                               4902-3Q-98

                       [THE ZWEIG FUND LOGO APPEARS HERE]



                                QUARTERLY REPORT
                  -------------------------------------------
                               September 30, 1998